UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

Aktis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43047	85-2584233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Drydock Avenue, Suite 17-401

Boston, Massachusetts 02210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 461-4023

N/A

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

As previously disclosed in the Registration Statement on Form S-1, as amended (File No. 333-292283) (the “Registration Statement”), of Aktis Oncology, Inc. (the “Company”), and in connection with the completion of the initial public offering (the “IPO”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), on January 12, 2026, the Company filed its amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware. The Amended and Restated Certificate amends and restates the Company’s existing sixth amended and restated certificate of incorporation, as amended, in its entirety to, among other things: (i) authorize 480,000,000 shares of Common Stock and 10,000,000 shares of Class A common stock, par value $0.0001 per share; (ii) eliminate all references to the previously-existing series of preferred stock; (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors (the “Board”) in one or more series; (iv) require the approval of at least two-thirds of the shares entitled to vote to remove a director for cause; (v) establish a classified Board, as a result of which, the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election; and (vi) eliminate the ability of the Company’s stockholders to take action by consent in lieu of a meeting.

The foregoing description of the Amended and Restated Certificate is qualified by reference to the full Amended and Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

In addition, as previously disclosed in the Registration Statement, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), became effective as of immediately prior to the completion of the IPO on January 12, 2026. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; (iii) modify the indemnification provisions for the Company’s directors and officers, and (iv) conform to the amended provisions of the Amended and Restated Certificate.

The foregoing description of the Amended and Restated Bylaws is qualified by reference to the full Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Aktis Oncology, Inc.

3.2	Amended and Restated Bylaws of Aktis Oncology, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKTIS ONCOLOGY, INC.

Date: January 12, 2026	By:	/s/ Matthew Roden
Matthew Roden, PhD
President and Chief Executive Officer